Exhibit 10.1

MODIFICATION #2

TO

THE UNSECURED NOTE AGREEMENT

THIS MODIFICATION #2 TO THE AGREEMENT made and entered into by and between WILLIAM NICHOLSON and INTERNATIONAL ISOTOPES INC.  (hereafter “Company” or “INIS”)

WITNESSETH:

WHEREAS, WILLIAM NICHOLSON has agreed to convert a portion of the unsecured note into a convertible debenture private placement being offered by the Company, and conducted through Euro Pacific Capital, and

WHEREAS, INIS is willing to accept conversion of a portion of the unsecured note in lieu of a cash payment for the offering;

NOW, THEREFORE, in consideration of the above, the parties agree to modify the original Agreement, dated April 1, 2002, and Modification #1 to the Agreement, dated April 1, 2012, as follows:

1.

The $500,000 principal payment due on November 1, 2012 is reduced to $400,000.

2.

All other provisions of the Unsecured Note Agreement remain in full force and effect.

IN WITNESS WHEREOF, the partied have executed this agreement as of the day and year as signed below.

WILLIAM NICHOLSON	INTERNATIONAL ISOTOPES INC.

/s/ William Nicholson /	/s/ Steve Laflin /